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                                    March 29, 1996



     Dear Shareholder:

              On March 26, 1996, the Special Shareholder Meeting of the American AAdvantage Mileage Funds was convened. Unfortunately, due to lack of a quorum, the meeting was adjourned. The meeting will reconvene on April 16, 1996 at 10:00 a.m. Central Standard Time at the offices of AMR Investment Services, Inc., 4333 Amon Carter Boulevard, Fort Worth, Texas 76155, Room 6E1D-36.

              Due to the adjournment, we are sending a second request for your proxy vote. Please take the time to fill out the proxy form and return in the enclosed postage paid envelope. Even if you have already submitted your proxy in response to our first request, please submit the enclosed proxy again.

              If you have any questions about the Funds or would like another copy of the proxy statement, do not hesitate to contact us at 800-388-3344. Thank you for your cooperation and support.

                                                Sincerely,



                                                William F. Quinn
                                                President


             PLEASE HELP US AVOID ANY ADDITIONAL DELAY OR FURTHER EXPENSE
                         BY RETURNING YOUR PROXY FORM TODAY.
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